UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 1, 2010

AMERICA’S CAR-MART, INC.
(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0851141
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

802 SE Plaza Avenue, Suite 200, Bentonville, Arkansas 72712
 (Address of principal executive offices, including zip code)

(479) 464-9944
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 1, 2010, Colonial Auto Finance, Inc. (“Colonial”), an Arkansas corporation and a subsidiary of America’s Car-Mart, Inc., a Texas corporation (the “Company”), entered into the Ninth Amendment to Amended and Restated Agented Revolving Credit Agreement (the “Amended ARCA”) with the following lenders: Bank of Arkansas, N.A., as agent, Arvest Bank, First State Bank of Northwest Arkansas, Enterprise Bank & Trust, Citizen’s Bank and Trust Company, Commerce Bank, N.A., and One Bank & Trust, N.A.  The Amended ARCA (1) adds One Bank & Trust, N.A. as an additional lender, with a $2 million commitment, (2) increases the commitment from Arvest Bank to $7 million from $5 million,  (3) decreases the commitment from Enterprise Bank & Trust to $2 million from $6 million, (4) increases the Advance Rate Adjustment Percentage, as defined in the Amended ARCA, to 37% from 35%, and (6) extends the maturity date to April 30, 2011. The Amended ARCA permits total borrowings of up to $41.5 million, based upon the level of eligible finance receivables, generally accrues interest at the bank’s prime lending rate less .25% (subject to floor of 4.25%), and is principally collateralized by finance receivables.   The effective date of the Amended ARCA is January 15, 2010.

In addition, on February 1, 2010, America's Car-Mart, Inc., an Arkansas corporation (“ACM”), a subsidiary of the Company, and Texas Car-Mart, Inc., a Texas corporation (“TCM”), a subsidiary of ACM, entered into the Seventh Amendment to Revolving Credit Agreement (“Amended RCA”) with Bank of Oklahoma, N.A.  The Amended RCA extends the maturity date of the Amended RCA to April 30, 2011.  The effective date of the Amended RCA is January 15, 2010.

In connection with the Amended ARCA and Amended RCA, Colonial, ACM and TCM issued various promissory notes to the lenders in an aggregate amount of $51.5 million.  The combined total for the Company’s revolving lines of credit and term loan is $61.5 million.

The descriptions above are summaries and are qualified in their entirety by the Amended ARCA, the Amended RCA and the promissory notes related thereto, which are filed as exhibits to this report and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

4.1
Ninth Amendment to Amended and Restated Agented Revolving Credit Agreement, dated January 15, 2010, among Colonial Auto Finance, Inc., as borrower, Bank of Arkansas, N.A., Arvest Bank, First State Bank of Northwest Arkansas, Enterprise Bank and Trust, Citizen’s Bank and Trust Company, Commerce Bank, N.A., and One Bank & Trust, N.A.

4.2	Promissory Note dated January 15, 2010 by Colonial Auto Finance, Inc. in favor of Bank of Arkansas, N.A., as lender.

4.3	Promissory Note dated January 15, 2010 by Colonial Auto Finance, Inc. in favor of Commerce Bank, N.A., as lender.

4.4	Promissory Note dated January 15, 2010 by Colonial Auto Finance, Inc. in favor of Enterprise Bank and Trust, as lender.

4.5	Promissory Note dated January 15, 2010 by Colonial Auto Finance, Inc. in favor of First State Bank of Northwest Arkansas, as lender.

4.6	Promissory Note dated January 15, 2010 by Colonial Auto Finance, Inc. in favor of Arvest Bank, as lender.

4.7	Promissory Note dated January 15, 2010 by Colonial Auto Finance, Inc. in favor of Citizens Bank and Trust Company, as lender.

4.8	Promissory Note dated January 15, 2010 by Colonial Auto Finance, Inc. in favor of One Bank and Trust, N.A.

4.9
Seventh Amendment to Revolving Credit Agreement, dated January 15, 2010, among America’s Car-Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as borrowers, and Bank of Oklahoma, N.A., as lender.

4.10	Promissory Note dated January 15, 2010 by America’s Car-Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as borrowers, in favor of Bank of Oklahoma, N.A., as lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America’s Car-Mart, Inc.
Date: February 1, 2010	/s/ Jeffrey A. Williams
Jeffrey A. Williams
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)

Exhibit Index

4.1
Ninth Amendment to Amended and Restated Agented Revolving Credit Agreement, dated January 15, 2010, among Colonial Auto Finance, Inc., as borrower, Bank of Arkansas, N.A., Arvest Bank, First State Bank of Northwest Arkansas, Enterprise Bank and Trust, Citizen’s Bank and Trust Company, Commerce Bank, N.A., and One Bank & Trust, N.A.

4.2	Promissory Note dated January 15, 2010 by Colonial Auto Finance, Inc. in favor of Bank of Arkansas, N.A., as lender.

4.3	Promissory Note dated January 15, 2010 by Colonial Auto Finance, Inc. in favor of Commerce Bank, N.A., as lender.

4.4	Promissory Note dated January 15, 2010 by Colonial Auto Finance, Inc. in favor of Enterprise Bank and Trust, as lender.

4.5	Promissory Note dated January 15, 2010 by Colonial Auto Finance, Inc. in favor of First State Bank of Northwest Arkansas, as lender.

4.6	Promissory Note dated January 15, 2010 by Colonial Auto Finance, Inc. in favor of Arvest Bank, as lender.

4.7	Promissory Note dated January 15, 2010 by Colonial Auto Finance, Inc. in favor of Citizens Bank and Trust Company, as lender.

4.8	Promissory Note dated January 15, 2010 by Colonial Auto Finance, Inc. in favor of One Bank and Trust, N.A.

4.9
Seventh Amendment to Revolving Credit Agreement, dated January 15, 2010, among America’s Car-Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as borrowers, and Bank of Oklahoma, N.A., as lender.

4.10	Promissory Note dated January 15, 2010 by America’s Car-Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as borrowers, in favor of Bank of Oklahoma, N.A., as lender.